UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2015

COMM 2015-LC21 Mortgage Trust

(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

German American Capital Corporation

Cantor Commercial Real Estate Lending, L.P.

Ladder Capital Finance LLC
KeyBank National Association

(Exact names of sponsors as specified in their charters)

Delaware	333-193376-19	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about June 18, 2015, a series of mortgage pass-through certificates, entitled COMM 2015-LC21 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), is expected to be issued by COMM 2015-LC21 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2015 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B, Class C and Class D Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class E, Class F, Class G, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about June 18, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be 103 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 198 commercial and multifamily properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated June 12, 2015, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated June 12, 2015, between the Registrant and CCRE; certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“Ladder”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated June 12, 2015, between the Registrant, Ladder, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP; and certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated June 12, 2015, between the Registrant and KeyBank.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), KeyBanc Capital Markets Inc. (“KCM”) and Goldman, Sachs & Co. (“GS&Co.”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 12, 2015, between the Registrant, GACC and DBSI, CF&Co., KCM and GS&Co., as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to DBSI, CF&Co., KCM and Wells Fargo Securities, LLC (“WFS”) pursuant to the Certificate Purchase Agreement, dated as of June 12, 2015, between the Registrant, GACC and DBSI, CF&Co., KCM and WFS, as

initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

KeyBank will act as primary servicer with respect to twenty (20) of the Mortgage Loans that KeyBank will be transferring to the Issuing Entity pursuant to that certain Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of June 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank.

Berkeley Point Capital LLC will act as primary servicer with respect to two (2) of the Mortgage Loans that CCRE will be transferring to the Issuing Entity pursuant to that certain Primary Servicing Agreement, attached hereto as Exhibit 99.6 and dated as of June 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 12, 2015, supplementing the Prospectus, dated September 3, 2014, each as filed with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement.

Each of the Mortgage Loans identified as “Courtyard by Marriott Portfolio”, “La Gran Plaza” and “Renaissance New Orleans Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Courtyard by Marriott Portfolio Mortgage Loan”, “La Gran Plaza Mortgage Loan” and “Renaissance New Orleans Portfolio Mortgage Loan,” respectively), is an asset of the Issuing Entity. The Courtyard by Marriott Portfolio Mortgage Loan is part of a loan combination (the “Courtyard by Marriott Portfolio Loan Combination”) that includes the Courtyard by Marriott Portfolio Mortgage Loan, three other pari passu loans which are not assets of the Issuing Entity (the “Courtyard by Marriott Portfolio Pari Passu Companion Loans”) and a subordinate note B which is not an asset of the Issuing Entity (the “Courtyard by Marriott Portfolio Subordinate Companion Loan”). The La Gran Plaza Mortgage Loan is part of a loan combination (the “La Gran Plaza Loan Combination”) that includes the La Gran Plaza Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (the “La Gran Plaza Companion Loans”). The Renaissance New Orleans Portfolio Mortgage Loan is part of a loan combination (the “Renaissance New Orleans Portfolio Loan Combination”) that includes the Renaissance New Orleans Portfolio Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Renaissance New Orleans Portfolio Companion Loan”). Each of the Courtyard by Marriott Portfolio Loan Combination and the La Gran Plaza Loan Combination, including the Courtyard by Marriott Portfolio Mortgage Loan and the La Gran Plaza Mortgage Loan, respectively, is currently being serviced and administered under the pooling and servicing agreement, dated as of May 1, 2015 (the “COMM 2015-CCRE23 Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalhpa Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian. The COMM 2015-CCRE23 Pooling and Servicing Agreement is attached hereto as Exhibit 99.7. The Renaissance New Orlenas Portfolio Loan Combination, including the Renaissance New Orleans Portfolio Mortgage Loan, is currently being serviced and administered under the pooling and servicing agreement, dated as of April 1, 2015 (the “JPMBB 2015-C28 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Pentalhpa Surveillance LLC, as senior trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator. The JPMBB 2015-C28 Pooling and Servicing Agreement is attached hereto as Exhibit 99.8.

As disclosed in the Prospectus Supplement to be filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on June 18, 2015 (the “Prospectus

Supplement”), (i) the terms and conditions of the COMM 2015-CCRE23 Pooling and Servicing Agreement applicable to the servicing of the Courtyard by Marriott Portfolio Mortgage Loan and the La Gran Plaza Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Courtyard by Marriott Portfolio Mortgage Loan, the La Gran Plaza Mortgage Loan and the Reinassaince New Orleans Portfolio Mortgage Loan); and (ii) the terms and conditions of the JPMBB 2015-C28 Pooling and Servicing Agreement applicable to the servicing of the Renaissance New Orleans Portfolio Mortgage Loan, which are described under “Description of the Mortgage Loans—Loan Combinations—The Renaissance New Orleans Portfolio Loan Combination—Description of the JPMBB 2015-C28 Pooling and Servicing Agreement” in the Prospectus Supplement, are similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Courtyard by Marriott Portfolio Mortgage Loan, the La Gran Plaza Mortgage Loan and the Reinassaince New Orleans Portfolio Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of June 12, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc. and Goldman, Sachs & Co.

4.1	Pooling and Servicing Agreement, dated as of June 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated and effective June 12, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated and effective June 12, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.3	Mortgage Loan Purchase Agreement, dated and effective June 12, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

99.4	Mortgage Loan Purchase Agreement, dated and effective June 12, 2015, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.5	Primary Servicing Agreement, dated as of June 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.

99.6	Primary Servicing Agreement, dated as of June 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.

99.7	Pooling and Servicing Agreement, dated as of May 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

99.8	Pooling and Servicing Agreement, dated as of April 1, 2015, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalhpa Surveillance LLC, as senior trust advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

By:	/s/ Matt Smith
Name: Matt Smith
Title: Vice President

Date: June 18, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 12, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc. and Goldman, Sachs & Co.
4.1	Pooling and Servicing Agreement, dated as of June 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.1	Mortgage Loan Purchase Agreement, dated and effective June 12, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective June 12, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.3	Mortgage Loan Purchase Agreement, dated and effective June 12, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.
99.4	Mortgage Loan Purchase Agreement, dated and effective June 12, 2015, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.
99.5	Primary Servicing Agreement, dated as of June 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.
99.6	Primary Servicing Agreement, dated as of June 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.
99.7	Pooling and Servicing Agreement, dated as of May 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.
99.8	Pooling and Servicing Agreement, dated as of April 1, 2015, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalhpa Surveillance LLC, as senior trust advisor.